SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported): July 17, 2003
                                                                (July 15, 2003)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                       0-10592                                14-1630287
       ------------------------------------          --------------------------
         (Commission File Number)             (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



            Registrant's telephone number, including area code: (518) 377-3311
                                                                --------------

This Amendment No. 1 to the Current Report on Form 8-K of TrustCo Bank Corp NY (the "Company") is being filed to include year-to-date data regarding Financial Highlights and Consolidated Statements of Income contained in the Company's press release dated July 15, 2003, filed as Exhibit 99(b) to such Report.



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





TrustCo Bank Corp NY


Item 5.           Other Events

                  Two press releases were issued on July 15, 2003, discussing second quarter results for 2003. Attached are the press releases labeled as exhibit 99(a) and 99(b).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.       Description
                           99(a)            One page press  release  dated July
                                            15,  2003,  with second  quarter
                                            2003 results.


                           99(b) Press release dated July 15, 2003, with second quarter 2003 results.





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








                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 17, 2003

                                                 TrustCo Bank Corp NY
                                                 (Registrant)


                                                 By:/s/ Robert T. Cushing
                                                ----------------------------
                                                 Robert T. Cushing
                                                 President and Chief
                                                 Executive Officer



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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                    Page
------------------         ------------------------------                -----
         99(a)             One page press release dated July 15,
                           2003, with second quarter 2003 results.        5

         99(b)             Press release dated July 15, 2003,
                           with second quarter 2003 results.            6-8






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







             Robert M. Leonard
             Vice President
             (518) 381-3693

Glenville, New York -- July 15, 2003

FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
(dollars in thousands, except per share data)
                                           6/03                            6/02
Three Months Ended June 30:
         Net Income               $      13,411                          12,571
         Provision for Loan Losses          300                             300

Average Equivalent Shares Outstanding:
         Basic                       74,369,000                      72,152,000
         Diluted                     75,237,000                      74,455,000

         Net Income per Share:
         Basic                   $        0.180                           0.174
         Diluted                          0.178                           0.169
Six Months Ended June 30:
         Net Income                $     26,603                          24,939
         Provision for Loan Losses          600                             820

Average Equivalent Shares Outstanding:
         Basic                       74,309,000                      71,967,000
         Diluted                     75,210,000                      74,371,000

         Net Income per Share:
         Basic                $           0.358                           0.347
         Diluted                          0.354                           0.335

Period End:
Total Assets                      $   2,683,165                       2,751,957
Total Nonperforming Loans                 3,936                           6,530
Total Nonperforming Assets                3,936                           6,798
Allowance for Loan Losses                49,528                          55,968
Allowance as a Percentage
  of Total Loans                           3.88%                           3.68%





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








                                                                  News Release


                                                                   NASDAQ-TRST





Contact:          Robert M. Leonard
                  Vice President
                  518-381-3693


FOR IMMEDIATE RELEASE:

                          TrustCo Announces Record High
                  Second Quarter and Year to Date 2003 Results


Glenville, New York - July 15, 2003

TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) announced that it achieved record quarterly results for the second quarter of 2003 and for the first six months of the year. The 2003 results reflect strong performance with respect to earning assets, recurring non-interest income, and operating efficiencies. The performance for the first half of 2003 resulted in TrustCo attaining a return on average equity of 26.15%. Making the announcement was Robert T. Cushing, and Robert J. McCormick, President and Chief Executive Officers of TrustCo Bank Corp NY and Trustco Bank, respectively.

Net income for the second quarter of 2003 was $13.4 million, or $0.178 diluted earnings per share, compared to $12.6 million, or $0.169 diluted earnings per share, for the second quarter of 2002. The second quarter results reflect an increase of 6.7% in net income and 5.3% in diluted earnings per share over the comparable period in 2002.

Year to date results reflect significant increases in both net income and diluted earnings per share between 2002 and 2003. For the six months ended June 30, 2003 net income was $26.6 million and diluted earnings per share were $0.354, compared to net income of $24.9 million and diluted earnings per share of $0.335 for the comparable six month period in 2002. The six-month results reflect an increase of 6.7% in net income and 5.7% in diluted earnings per share for 2003 compared to the same six-month period in 2002.

Commenting on the results for 2003, they noted, "The current quarter and the year to date 2003 results are tremendous, and set the stage for continued growth into the second half of this year. These record results are the product of executing several initiatives at TrustCo to strengthen asset quality, and reduce operating expenses."

Further, Mr. Cushing and Mr. McCormick noted, "Our branch expansion program continues to introduce the TrustCo product line to new communities. Lake Mary Blvd., our 2nd office in the Orlando, Florida area opened in June. This is our 64th branch overall. Our intention is to open five additional sites, in New York and Florida, in the second half of 2003. We are excited at the opportunities available to expand, and we are delighted by the reception we have received in all the new communities that we are serving."

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

Expense controls are one of the cornerstones of the operating philosophy of TrustCo. For the second quarter of 2003, TrustCo had an operating efficiency ratio of 37.57% and 38.05% for the six months results. This compares to the operating efficiency ratio for 2002's second quarter of 37.13% and the six months results of 37.54%. "A consistent element of our strategy is to expand the value of the TrustCo franchise while at the same time maintaining our operating cost at levels that place us among the most efficient banking operations in the country. For the second quarter, our operating efficiency ratio of 37.57% places TrustCo as a world class leader in expense controls", they noted.

The single most important ratio for measuring the performance of TrustCo continues to be return on average equity. The second quarter return on average equity was 26.25% for 2003 compared to 26.65% for 2002.

Asset quality indicators continued to be strong during the quarter with non-performing assets as a percentage of total assets decreasing from 0.25% at June 30, 2002 to 0.15% at June 30, 2003. The allowance for loan losses is $49.5 million at June 30, 2003 and represents 3.88% of loans outstanding.

TrustCo Bank Corp NY is a $2.7 billion bank holding company and through its subsidiary, Trustco Bank, operates 64 offices in Albany, Columbia, Dutchess, Greene, Montgomery, Rensselaer, Rockland, Saratoga, Schenectady, Schoharie, Warren, Washington, and Westchester Counties in New York, Bennington County in Vermont, and Seminole County in Florida. In addition, the bank operates a full service Trust Department that has $916 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.


TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
                                                                                            Three Months Ended
                                                                          06/30/2003            03/31/2003              06/30/2002
Summary of operations
   Net interest income (TE)                                                  $26,140               $25,630                 $25,669
   Provision for loan losses                                                     300                   300                     300
   Net securities transactions                                                 2,234                 3,096                   1,904
   Noninterest income                                                          5,274                 4,754                   5,831
   Noninterest expense                                                        12,579                12,669                  13,717
   Net income                                                                 13,411                13,192                  12,571

Per common share
   Net income per share:
          - Basic                                                              0.180                 0.178                   0.174
          - Diluted                                                            0.178                 0.175                   0.169
   Cash dividends                                                              0.150                 0.150                   0.150
   Tangible Book value at period end                                            3.16                  3.12                    3.00
   Market price at period end                                                  11.06                  9.63                   13.17

At period end
   Full time equivalent employees                                                492                   472                     468
   Full service banking offices                                                   64                    63                      60

Performance ratios
   Return on average assets                                                     1.98 %                1.99                    1.85
   Return on average equity (1)                                                26.25                 26.18                   26.65
   Efficiency (2)                                                              37.57                 38.55                   37.13
   Net interest spread (TE)                                                     3.74                  3.69                    3.58
   Net interest margin (TE)                                                     4.00                  3.96                    3.94
   Dividend payout ratio                                                       83.01                 84.14                   86.16

Capital ratios at period end (3)
   Total equity to assets                                                       7.76                  7.75                    6.92
   Tier 1 risk adjusted capital                                                16.33                 15.63                   13.57
   Total risk adjusted capital                                                 17.62                 16.91                   14.86

Asset quality analysis at period end
   Nonperforming loans to total loans                                           0.31 %                0.41                    0.43
   Nonperforming assets to total assets                                         0.15                  0.21                    0.25
   Allowance for loan losses to total loans                                     3.88                  3.79                    3.68
   Coverage ratio (4)                                                           12.6 X                 9.3 X                   8.6 X

(1)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(2)  Calculated as noninterest expense (excluding ORE income/expense, amortization of intangibles and any unique charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(3)  Capital ratios exclude the effect of the market value adustment for securities available for sale.
(4)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

                                                   Six Months Ended
                                        06/30/2003            06/30/2002
Summary of operations
   Net interest income (TE)                $51,770               $51,388
   Provision for loan losses                   600                   820
   Net securities transactions               5,330                 3,772
   Noninterest income                       10,028                10,716
   Noninterest expense                      25,248                26,110
   Net income                               26,603                24,939

Per common share (1)
   Net income per share:
          - Basic                            0.358                 0.347
          - Diluted                          0.354                 0.335
   Cash dividends                            0.300                 0.300
   Tangible Book value at period end          3.16                  3.00
   Market price at period end                11.06                 13.17

Performance ratios
   Return on average assets                   1.98 %                1.88
   Return on average equity (2)              26.15                 26.81
   Efficiency (3)                            38.05                 37.54
   Net interest spread (TE)                   3.73                  3.64
   Net interest margin (TE)                   3.98                  4.00
   Dividend payout ratio                     83.57                 86.76


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


CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)


                                                                06/30/2003            12/31/2002              06/30/2002


ASSETS

  Loans, net                                                    $1,226,805             1,369,743              $1,463,872
  Securities available for sale                                    964,160               653,163                 616,680
  Federal funds sold and other short-term investments              378,175               542,125                 538,491
                                                             -----------------------------------------------------------------

     Total earning assets                                        2,569,140             2,565,031               2,619,043

  Cash and due from banks                                           55,927                63,957                  48,852
  Bank premises and equipment                                       19,372                19,544                  19,211
  Other assets                                                      38,726                47,556                  64,851
                                                             -----------------------------------------------------------------

     Total assets                                               $2,683,165             2,696,088              $2,751,957
                                                             =================================================================

LIABILITIES
  Deposits:
     Demand                                                       $194,642               178,058                $198,165
     Interest-bearing checking                                     312,851               338,740                 305,687
     Savings                                                       769,476               715,349                 714,405
     Money market                                                  145,010               130,914                 127,157
     Certificates of deposit (in denominations of $100,000 or more)151,907               137,513                 120,522
     Other time deposits                                           761,696               773,694                 766,642
                                                               -----------------------------------------------------------------

       Total deposits                                            2,335,582             2,274,268               2,232,578

  Short-term borrowings                                             71,283               141,231                 237,886
  Long-term debt                                                       334                   427                     516
  Other liabilities                                                 41,538                45,318                  63,767
                                                                -----------------------------------------------------------------

     Total liabilities                                           2,448,737             2,461,244               2,534,747

SHAREHOLDERS' EQUITY                                               234,428               234,844                 217,210
                                                                 -----------------------------------------------------------------

     Total liabilities and
       shareholders' equity                                     $2,683,165             2,696,088              $2,751,957
                                                                 =================================================================

Number of common shares
  outstanding, in thousands                                         74,120                74,178                  72,173



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


CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                            Three Months Ended
                                                                          06/30/2003            03/31/2003              06/30/2002

Interest income
     Loans                                                                    22,722               $24,586                  28,275
     Investments                                                              10,541                 9,160                   8,399
     Federal funds sold and other short term investments                       1,482                 1,655                   2,278
                                                                  -----------------------------------------------------------------

          Total interest income                                               34,745                35,401                  38,952

Interest expense
     Deposits                                                                 10,082                11,353                  14,259
     Borrowings                                                                  264                   353                     848
                                                                  -----------------------------------------------------------------

          Total interest expense                                              10,346                11,706                  15,107
                                                                  -----------------------------------------------------------------

          Net interest income                                                 24,399                23,695                  23,845

Provision for loan losses                                                        300                   300                     300
                                                                  -----------------------------------------------------------------

          Net interest income after
            provision for loan losses                                         24,099                23,395                  23,545

Net securities transactions                                                    2,234                 3,096                   1,904
Noninterest income                                                             5,274                 4,754                   5,831
Noninterest expense                                                           12,579                12,669                  13,717
                                                                  -----------------------------------------------------------------

Income before income taxes                                                    19,028                18,576                  17,563
Income tax expense                                                             5,617                 5,384                   4,992
                                                                  -----------------------------------------------------------------

Net income                                                                   $13,411               $13,192                 $12,571
                                                                  =================================================================


Net income per share:
          - Basic                                                             $0.180                $0.178                  $0.174
          - Diluted                                                           $0.178                 0.175                  $0.169

Avg equivalent shares outstanding, in thousands:
          - Basic                                                             74,369                74,248                  72,152
          - Diluted                                                           75,237                75,185                  74,455
                                                                  =================================================================


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


CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                                         Six Months Ended
                                                                                                06/30/03              06/30/02

Interest income
     Loans                                                                                       $47,308               $56,995
     Investments                                                                                  19,701                16,865
     Federal funds sold and other short term investments                                           3,137                 4,155
                                                                                      -----------------------------------------

          Total interest income                                                                   70,146                78,015

Interest expense
     Deposits                                                                                     21,435                28,546
     Borrowings                                                                                      617                 1,713
                                                                                      -----------------------------------------

          Total interest expense                                                                  22,052                30,259
                                                                                      -----------------------------------------

          Net interest income                                                                     48,094                47,756

Provision for loan losses                                                                            600                   820
                                                                                      -----------------------------------------

          Net interest income after
            provision for loan losses                                                             47,494                46,936

Net securities transactions                                                                        5,330                 3,772
Noninterest income                                                                                10,028                10,716
Noninterest expense                                                                               25,248                26,110
                                                                                      -----------------------------------------

Income before income taxes                                                                        37,604                35,314
Income tax expense                                                                                11,001                10,375
                                                                                      -----------------------------------------

Net income                                                                                       $26,603               $24,939
                                                                                      =========================================


Net income per share:
          - Basic                                                                                 $0.358                $0.347
          - Diluted                                                                               $0.354                $0.335

Avg equivalent shares outstanding, in thousands:
          - Basic                                                                                 74,309                71,967
          - Diluted                                                                               75,210                74,371
                                                                                      =========================================


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


CONSOLIDATED AVERAGE STATEMENTS OF FINANCIAL CONDITION
(in thousands)

                                                                                        Three Months Ended
                                                                       06/30/2003            03/31/2003              06/30/2002

Total assets                                                           $2,716,166             2,690,016               2,720,741
Shareholders' equity                                                     $231,770               231,836                 213,899
Total loans                                                            $1,307,353             1,384,910               1,526,323
Securities available for sale                                            $832,516               647,942                 566,341
Interest-earning assets                                                $2,615,344             2,573,408               2,605,561
Interest-bearing deposits                                              $2,135,035             2,099,877               2,014,135
Interest-bearing liabilities                                           $2,259,803             2,248,579               2,259,223
Demand deposits                                                          $187,977               173,436                 190,949


                                                                                         Six Months Ended
                                                                                06/30/2003            06/30/2002

Total assets                                                                    $2,703,475             2,676,190
Shareholders' equity                                                              $232,341               211,699
Total loans                                                                     $1,345,918             1,531,630
Securities available for sale                                                     $741,275               554,842
Interest-earning assets                                                         $2,595,029             2,560,078
Interest-bearing deposits                                                       $2,117,574             1,976,514
Interest-bearing liabilities                                                    $2,254,243             2,218,896
Demand deposits                                                                   $180,728               190,269



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